UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2007

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GLENROSE INSTRUMENTS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51645 (Commission file no.)	20-3521719 (I.R.S. Employer Identification No.)
GlenRose Instruments Inc. 45 First Avenue Waltham, MA 02451 (Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 622-1120

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.01 – CHANGES IN CONTROL OF REGISTRANT

The GlenRose Partnership L.P., a Delaware limited partnership (the “Partnership”) and the holder of 3,000,000 shares of common stock of GlenRose Instruments Inc., a Delaware corporation (the “Company”), dissolved effective as of December 31, 2007.  Upon dissolution, the Partnership distributed all of the common stock of the Company that was owned by the Partnership to its partners.  The partners of the Partnership include certain of the Company’s officers and directors.

As a result of the distribution by the Partnership, a change of control of the Company may be deemed to have  occurred.  The names of the current directors and executive officers of the Company, the holders of more than 5% of the outstanding shares of common stock, the number of shares held and the percentage of the total issued and outstanding common stock owned by each of them are as set forth below as of December 31, 2007, after giving effect to the distribution.

In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of December 31, 2007 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. To the Company’s knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.  Except as otherwise indicated, the address of each of the persons in this table is c/o GlenRose Instruments Inc., 45 First Avenue, Waltham, MA 02451.

			Shares Beneficially Owned
Name and Address of Beneficial Owner	Outstanding Shares Beneficially Owned	Right to Acquire Within 60 Days After December 31, 2007	Number	Percentage
Holders of 5% or more of the Company’s voting securities:
George N. Hatsopoulos 233 Tower Road Lincoln, MA 01773	513,954	0	513,954	15.6%
Kenmare (1) 712 Fifth Avenue New York, NY 10019	301,324	0	301,324	9.2%
Philip Frost, M.D. 440 Biscayne Boulevard Miami, FL 33137	500,106	0	500,106	15.2%
Ralph Wanger Trust 191 North Wacker Drive Chicago, IL 60606	256,977	0	256,977	7.8%
WHI Private Equity Managers Fund LLC 191 N. Wacker Drive Chicago, IL 60606	250,053	0	250,053	7.6%

Directors and Executive Officers:
John N. Hatsopoulos	513,954	0	513,954	15.6%
Arvin H. Smith	513,954	0	513,954	15.6%
Dr. Richard Chapman	12,503	0	12,503	0.4%
Anthony S. Loumidis	0	0	0	--
Robert Aghababian	0	0	0	--
Barry S. Howe	0	0	0	--
Theo Melas-Kyriazi	0	0	0	--
William Zolner	0	0	0	--
All executive officers and directors as a group	1,040,411	0	1,040,411	31.6%

(1) Includes 235,756 shares beneficially owned by Kenmare Fund I, L.P., and 65,568 shares beneficially owned by Kenmare Offshore, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 31, 2007	GLENROSE INSTRUMENTS INC. By: /s/ Anthony S. Loumidis _____________________________________ Anthony S. Loumidis, Chief Financial Officer